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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2007

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                         WATTS WATER TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                      001-11499                 04-2916536
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


             815 Chestnut Street, North Andover, Massachusetts 01845
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 688-1811
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 - Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 27, 2007, William D. Martino resigned as Chief Operating Officer and President of North American and Asian Operations of Watts Water Technologies, Inc. (the "Registrant") effective as of September 30, 2007.

Ernest E. Elliott, the Company's Executive Vice President of Marketing, will fill Mr. Martino's role until a permanent replacement has been identified. Mr. Elliot originally joined the Registrant in 1986. He was appointed Vice President of Sales in 1991, served as Executive Vice President of Wholesale Sales and Marketing from 1996 to March 2003, Executive Vice President of Wholesale Marketing from March 2003 to February 2006 and as Executive Vice President of Marketing since February 2006. Prior to joining the Registrant, he was Vice President of BTR Inc.'s Valve Group, a diversified manufacturer of industrial and commercial valve products.

The text of the press release issued in connection with the announcement of Mr. Martino's resignation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

      (d)   Exhibits

      See Exhibit Index attached hereto.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WATTS WATER TECHNOLOGIES, INC.


Date:  October 2, 2007                    By: /s/ Patrick S. O'Keefe
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                                              Patrick S. O'Keefe
                                              Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press Release dated September 27, 2007